SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material under Rule 14a-12

                            Prudent Bear Funds, Inc.
                (Name of Registrant as Specified in its Charter)

           ----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

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                    [Letterhead of Prudent Bear Funds, Inc.]




Notice of Special Meeting of Shareholders
Of the Prudent Safe Harbor Fund
To be Held December 15, 2000

To Shareholders of the Prudent Safe Harbor Fund:

       We invite you to attend a special meeting of shareholders of the Prudent Safe Harbor Fund, a portfolio of Prudent Bear Funds, Inc., on Friday, December 15, 2000, at 10:00 a.m. (Central Standard Time), at our principal executive office at 8140 Walnut Hill Lane, Suite 300, Dallas, Texas 75231. As we describe in the accompanying proxy statement, the shareholders will vote on amending the Fund's fundamental investment restriction concerning diversification of investments so that the Fund will no longer be considered to be a diversified investment company and on any other business that may properly come before the special meeting.

         We have enclosed a proxy card with this proxy statement. Your vote is important, no matter how many shares you own. Even if you plan to attend the special meeting, please complete, date and sign the proxy card and mail it as soon as you can in the envelope we have provided. If you attend the special meeting, you can revoke your proxy and vote your shares in person if you choose.

         We look forward to seeing you at the special meeting.



                                           PRUDENT BEAR FUNDS, INC.



                                           Gregg Jahnke
                                           Secretary

Dallas, Texas
November __, 2000

                           FREQUENTLY ASKED QUESTIONS

Q:    Why have I received this proxy statement?

      Our Board of Directors has sent you this proxy statement, starting around November ___, 2000 to ask for your vote as a shareholder of the Prudent Safe Harbor Fund.

Q:    What am I voting on?

      You will vote on amending the Fund's fundamental investment restriction concerning diversification of investments so that the Fund will no longer be considered a diversified investment company. Our Board of Directors is not aware of any other matter which will be presented for your vote at the special meeting.

Q:    Do I need to attend the special meeting in order to vote?

      No. You can vote either in person at the special meeting or by completing and mailing the enclosed proxy card.

Q:    How will proxies be solicited?

      We will solicit proxies by mail. In addition, certain of our officers and employees may solicit by telephone, telegraph and personally. We will not pay these officers and employees specifically for soliciting proxies. We will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy material.

Q:    Who is entitled to vote?

      If you owned shares of the Fund as of the close of business on the record date, October 31, 2000, then you are entitled to vote. You will be entitled to one vote per share for each share you own on the record date.

Q:    How many shares of the Fund's stock are entitled to vote?

      As of the record date, __________ shares of the Fund were entitled to vote at the special meeting.

Q:    What happens if the special meeting is adjourned?

      The special meeting could be adjourned if a quorum does not exist. For purposes of any adjournment, proxies will be voted "for" adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

Q:    What constitutes a quorum?

      A "quorum" refers to the number of shares that must be in attendance at a meeting to lawfully conduct business. A majority of the votes of the shares of the Fund entitled to be cast represent a quorum. As a result, holders of _________ shares of the Fund must be present in person or represented by proxy at the special meeting to constitute a quorum.

Q:    What happens if I sign and return my proxy card but do not mark my vote?

      David W. Tice and Gregg Jahnke, as proxies, will vote your shares to approve amending the Fund's fundamental investment restriction concerning diversification of investments so that the Fund will no longer be considered a diversified investment company.

Q:    May I revoke my proxy?

      You may revoke your proxy at any time before it is exercised by giving notice of your revocation to us in writing (by subsequent proxy or otherwise). Your presence at the special meeting does not itself revoke your proxy.

Q:    Who will count the votes?

      Firstar Mutual Fund Services, LLC, our transfer agent and registrar, will count the votes and act as inspector of elections.

Q:    What percentage of the outstanding shares do directors and officers own?

      As of October 31, 2000, our directors and officers together own less than 1% of the outstanding shares of the Prudent Safe Harbor Fund. See page 4 for more details.

Q: Why does the Board of Directors support amending the restriction regarding diversification?

      A principal investment strategy of the Fund is to invest in securities issued by the major industrialized nations as well as other countries with sound economic and financial systems. Currently, the Fund's ability to invest in securities issued by any one foreign government is limited.
      The proposed amendment would allow greater flexibility by allowing more of the Fund's assets to be invested in the securities of a single foreign government. This increased flexibility would allow the Fund to limit its investments to government securities of countries that it feels have the best opportunities for currency appreciation versus the dollar.

Q:    How can I obtain a copy of the annual report?

      You may request a copy of our latest annual report and the semi-annual report succeeding the annual report by writing to Prudent Bear Funds, Inc., 8140 Walnut Hill Lane, Suite 300, Dallas, Texas 75231, Attention:
      Corporate Secretary, or by calling 1-800-711-1848. We will furnish these copies free of charge.

   Proposal: To Approve Amending the Fund's Fundemental Investment Restriction
                   Concerning Diversification of Investments.

       General. Our Board of Directors has proposed that the fundamental investment restriction of the Prudent Safe Harbor Fund concerning diversification of investments be amended to allow the Fund to become a "non-diversified" fund. The proposal will become effective only upon shareholder approval. If the proposal is not approved by the shareholders, the current investment restriction will remain unchanged.

       Discussion. The current investment restriction of the Fund concerning diversification of investments, which is a fundamental policy and cannot be changed without shareholder approval, states:

              "1. Neither Fund [this investment restriction also applies to Prudent Bear Fund] will purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 25% of each Fund's total assets may be invested without regard to these limitations."

Subject to shareholder approval, this investment restriction will be amended on behalf of the Fund (the investment restriction will remain unchanged on behalf of the Prudent Bear Fund), and the Fund will elect to be a "non-diversified" fund. In addition, the Fund will amend its current prospectus to modify the description of its diversification

       As amended investment restriction No. 1 will read as follows:

              "Neither Fund will purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 25% of the Prudent Bear Fund's total assets and 50% of the Prudent Safe Harbor Funds total assets may be invested without regard to these limitations."

       Mutual funds often diversify their investments among many different securities. However, mutual funds are free to choose the extent to which they will diversify their investments, provided that they meet certain minimum limits set forth in the Investment Company Act of 1940, as amended, and/or the Internal Revenue Code of 1986, as amended. Generally, in order to be diversified under the Investment Company Act of 1940, a fund may not invest more than 5% of its total assets in a single issuer (except U.S. government securities, as defined in the Investment Company Act of 1940), or purchase more than 10% of the outstanding securities of a single issuer. This limit only applies to 75% of the fund's total assets, which means that any fund which is diversified under the Investment Company Act of 1940 may invest up to 25% of its assets in a single security. If a fund elects to be "non-diversified" under the Investment Company Act of 1940, it must still operate within the diversification requirements of the Internal Revenue Code, which are similar to the diversification requirements of the Investment Company Act of 1940, but apply only to 50% of a fund's assets, rather than 75%. As to the remaining 50% of fund assets, a fund may buy as few as two separate securities, each representing 25% of the value of the fund.

       The Fund is currently classified and operates as a "diversified" fund, as that term is defined in the Investment Company Act of 1940. Our Board of Directors recommends that the Fund change its classification to "non-diversified", which means that the Fund will operate within the more flexible diversification restrictions contained in the Internal Revenue Code.

       A principal investment strategy of the Fund is to invest in securities issued by the major industrialized nations as well as other countries with sound economic and financial systems. For purposes of the diversification requirements under both the Investment Company Act of 1940 and the Internal Revenue Code, securities issued by foreign governments are subject to the same limitations as securities issued by any issuer other than the U. S. government, its agencies and instrumentalities. Accordingly, if the proposed amendment is approved by the shareholders, the Fund will be able to invest a greater portion of its assets in securities issued by any single foreign government. This will allow greater flexibility to the Fund's investment adviser in managing the Fund's assets. For example, if the Fund's investment adviser believes that the U. S. dollar will decline relative to the Euro, the Fund could invest a greater percentage of its assets in securities issued by the French and German governments than it could if the proposed amendment was not approved.

       By becoming a "non-diversified" fund, the Fund will likely invest in securities issued by fewer foreign governments than it did as a "diversified" fund, and its performance may be more volatile. However, our Board believes that the proposal will improve the Fund's potential to achieve its investment objective. In approving the proposal, our Board considered the following factors:

       o the relatively small number of nations capable of issuing debt securities rated in the two highest rating categories of a nationally recognized securities rating agency; and

       o the previous experience of the Fund's investment adviser in managing the Fund and the relative difficulty it experienced in locating attractive investments that fit the Fund's investment objectives.

       Any future change from non-diversified to diversified status by the Fund would not require shareholder approval under the Investment Company Act of 1940. If the proposed change is approved, it will become effective January 31, 2001. If the proposed change is not approved, the Fund will continue to operate within the diversification limitations of the Investment Company Act of 1940.

       Required Vote. The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund is required for the approval of the proposal. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of the Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the proposal but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the special meeting. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of the Fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the proposal if (b) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the proposal. If the proposal is not approved at the special meeting, the current investment restriction will remain unchanged.

       Recommendation. Our Board has unanimously approved the proposal and has determined that the proposal is in the best interests of the Fund. Our Board believes that the proposal will improve the Fund's potential to achieve its investment objective. We recommend a vote "for" the proposal.

Principal Shareholders

       As of October 31, 2000, the officers and directors of Prudent Bear Funds, Inc. as a group owned less than 1% of the outstanding shares of the Fund. At October 31, 2000, the following persons owned more than 5% of the Fund's outstanding shares:

  Name and Address
 of Beneficial Owner          Number of Shares        Percent of Class
----------------------        ----------------        ----------------






                               INVESTMENT ADVISER

       The Fund's investment adviser is David W. Tice & Associates, Inc. with its principal office located at 8140 Walnut Hill Lane, Suite 405, Dallas, Texas 75231.

                                  ADMINISTRATOR

       The Fund's administrator is Firstar Mutual Fund Services, LLC with its principal office located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

                        RECEIPT OF SHAREHOLDER PROPOSALS

       Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by us of any such proposal. Since we do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by us a reasonable time before the solicitation of proxies for the meeting is made. The fact that we receive a shareholder proposal in a timely manner does not insure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.


                                  OTHER MATTERS

       The Board knows of no other matters that may come before the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.


                                  SOLICITATION

       We will bear the cost of soliciting proxies. We expect to solicit proxies mainly by mail. Some of our employees may also solicit proxies personally and by telephone. We do not anticipate that we will retain anyone to solicit proxies or that we will pay compensation to anyone for that purpose. We will, however, reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Fund.

       If you would like to receive a copy of our latest annual report and semi-annual report succeeding the annual report, please write to Prudent Bear Funds, Inc., 8140 Walnut Hill Lane, Suite 300, Dallas, Texas 75231, Attention:
Corporate Secretary, or by calling 1-800-711-1848. We will furnish these copies free of charge.

                                             PRUDENT BEAR FUNDS, INC.


                                             Gregg Jahnke
                                             Secretary
Dallas, Texas
November __, 2000

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                           OF PRUDENT SAFE HARBOR FUND
                            Prudent Bear Funds, Inc.
                                December 15, 2000

       The undersigned constitutes and appoints David W. Tice and Gregg Jahnke, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the special meeting of shareholders of the Prudent Safe Harbor Fund (the "Fund"), to be held at 8140 Walnut Hill Lane, Suite 300, Dallas, Texas 75231, on Friday, December 15, 2000 at 10:00 a.m. (Central Standard Time), and at any adjournments or postponements thereof, all shares of stock of the Fund which the undersigned is entitled to vote as follows:

       To amend the Fund's fundamental investment restriction concerning diversification of investments so that the Fund will no longer be considered a diversified investment company.

       For    |_|          Against     |_|          Abstain     |_|


                                        This proxy will be voted as specified.
                                        If no specification is made, this proxy
                                        will be voted for the proposal. The
                                        signature on this proxy should
                                        correspond exactly with the name of the
                                        shareholder as it appears on the proxy.
                                        If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.


                                        Dated ____________________, 2000


                                        Signed__________________________________

                                        Signed__________________________________


This proxy is solicited on behalf of the Board of Directors of Prudent Bear
Funds, Inc.

|_|       Please check here if you will be attending the meeting.